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
[LOGO] MetLife Investors(R)                                                        SEND APPLICATION AND CHECK TO:
                                                                        FIRST METLIFE INVESTORS INSURANCE COMPANY
Home Office Address (no correspondence)              INDIVIDUAL             Policy Service Office: P.O. Box 10366
220 Park Avenue . New York, NY 10166               VARIABLE ANNUITY                   Des Moines, Iowa 50306-0366
First MetLife Investors Variable Annuity Class AA    APPLICATION              FOR ASSISTANCE CALL: THE SALES DESK
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ACCOUNT INFORMATION
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1. ANNUITANT

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                                                    Social
-------------------------------------------------   Security Number          --          --
Name        (First)   (Middle)   (Last)                             --------    --------    --------

                                                    Sex  [ ] M [ ] F   Date of Birth    /  /
                                                                                      -- -- ----


-------------------------------------------------
Address     (Street)   (City)    (State)    (Zip)   Phone (   )
                                                           ---     ---------
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2. OWNER (COMPLETE ONLY IF DIFFERENT THAN ANNUITANT)

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Correspondence is sent to the Owner.

                                                    Social
                                                    Security/Tax ID Number          --          --
-------------------------------------------------                          --------    --------    --------
Name        (First)   (Middle)   (Last)

                                                    Sex [ ] M [ ] F   Date of Birth/Trust   /  /
                                                                                          -- -- ----

-------------------------------------------------
Address     (Street)   (City)    (State)    (Zip)   Phone (   )
                                                           ---   ---------
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3. JOINT OWNER

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                                                    Social
-------------------------------------------------   Security Number          --          --
Name        (First)   (Middle)   (Last)                             --------    --------    --------

                                                    Sex [ ] M [ ] F   Date of Birth   /  /
                                                                                    -- -- ----

-------------------------------------------------
Address     (Street)   (City)    (State)    (Zip)   Phone (   )
                                                           ---   ---------

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4. BENEFICIARY

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Show full name(s), address(es), relationship to Owner, Social Security Number(s), and percentage each is to receive. Use the Special Requests section if additional space is needed. UNLESS SPECIFIED OTHERWISE IN THE
SPECIAL REQUESTS SECTION, IF JOINT OWNERS ARE NAMED, UPON THE DEATH OF EITHER JOINT OWNER, THE SURVIVING JOINT
OWNER WILL BE THE PRIMARY BENEFICIARY, AND THE BENEFICIARIES LISTED BELOW WILL BE CONSIDERED CONTINGENT
BENEFICIARIES.

                                                                         -    -
-----------------------------------------------------------------------------------------------
Primary Name                 Address              Relationship   Social Security Number     %

                                                                         -    -
-----------------------------------------------------------------------------------------------
Primary Name                 Address              Relationship   Social Security Number     %

                                                                         -    -
-----------------------------------------------------------------------------------------------
Contingent Name              Address              Relationship   Social Security Number     %

                                                                         -    -
-----------------------------------------------------------------------------------------------
Contingent Name              Address              Relationship   Social Security Number     %
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5. PLAN TYPE

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[ ] NON-QUALIFIED

QUALIFIED
[ ] 401
[ ] 403(B) TSA ROLLOVER*

408 IRA* (check one of the options listed below)

Traditional IRA                  SEP IRA                          Roth IRA
---------------                  -------                          --------
[ ] Transfer                     [ ] Transfer                     [ ] Transfer
[ ] Rollover                     [ ] Rollover                     [ ] Rollover
[ ] Contribution - Year          [ ] Contribution - Year          [ ] Contribution - Year
                       -------                          -------                          --------

*THE ANNUITANT AND OWNER MUST BE THE SAME PERSON.
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6. PURCHASE PAYMENT

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Funding Source of Purchase Payment
----------------------------------
[ ] 1035 Exchange   [ ] Check   [ ] Wire

Initial Purchase
Payment                      $
         ---------------------------------------------
         Make Check Payable to First MetLife Investors

(Estimate dollar amount for 1035 exchanges, transfers, rollovers, etc.)

Minimum Initial Purchase Payment:
   $5,000 (Non-Qualified)   $2,000 (Qualified)
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4515 (7/04)                                                           APPVAAANY
                                                                      506

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RIDER
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7. BENEFIT RIDER (subject to age restrictions)

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These riders may only be chosen at time of application. Please note, there are additional charges for the optional riders. ONCE ELECTED THESE OPTIONS MAY NOT BE CHANGED.

1)   [ ] Guaranteed Minimum Income Benefit Rider (GMIB)*

2)   [ ] Guaranteed Withdrawal Benefit (GWB)*
     * Only ONE (GMIB or GWB) may be elected

3) Death Benefit Riders (Check one. If no election is made, the Principal Protection option will apply).

          [ ] Principal Protection (no additional charge)
          [ ] Annual Step-up

The GMIB has limited usefulness in connection with tax-qualified contracts, such as IRAs, because if the GMIB is not exercised on or before the date required minimum distributions must begin under a qualified plan, the certificate owner or beneficiary might be unable to exercise the GMIB benefit under the rider due to the restrictions imposed by the minimum distribution requirements. If you plan to exercise the GMIB after your required minimum distribution beginning date under an IRA, you should consider whether the GMIB is appropriate for your circumstances. You should consult your tax advisor.

For IRAs and other contracts subject to Section 401(a)(9) of the Internal Revenue Code, you may be required to take withdrawals to fulfill minimum distribution requirements. These required distributions may be larger than the Annual Benefit Payment and may therefore adversely impact your guarantee under the Guaranteed Withdrawal Benefit optional benefit.
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COMMUNICATIONS
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8. SPECIAL REQUESTS

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9. REPLACEMENTS

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Does the applicant have any existing life insurance policies or
annuity contracts?                                                [ ] Yes [ ] No

Is this annuity being purchased to replace any existing life
insurance or annuity policy(ies)?                                 [ ] Yes [ ] No

If "Yes", applicable disclosure and replacement forms must be attached.
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10. ACKNOWLEDGEMENT AND AUTHORIZATION

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I (We) agree that the above information and statements and those made on all pages of this application are true and correct to the best of my (our) knowledge and belief and are made as the basis of my (our) application. I (We) acknowledge receipt of the current prospectus of First MetLife Investors Variable Annuity Account One. PAYMENTS AND VALUES PROVIDED BY THE CONTRACT FOR WHICH APPLICATION IS MADE ARE VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT.
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     ----------------------------------------------------------------------
           (Owner Signature & Title, Annuitant unless otherwise noted)

     ----------------------------------------------------------------------
                         (Joint Owner Signature & Title)

     ----------------------------------------------------------------------
                  (Signature of Annuitant if Other than Owner)

Signed at
          -----------------------------------------------------------------
                                (City)                       (State)

Date
     -------------------
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11. AGENT'S REPORT

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Is this annuity being purchased to replace any existing life
insurance or annuity policy(ies)?                                 [ ] Yes [ ] No



     ----------------------------------------------------------------------
                               Agent's Signature


     ----------------------------------------------------------------------
                                     Phone


     ----------------------------------------------------------------------
                             Agent's Name and Number


     ----------------------------------------------------------------------
                            Name and Address of Firm


     ----------------------------------------------------------------------
                             State License ID Number


     ----------------------------------------------------------------------
                              Client Account Number
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 Home Office Program Information:
 --------------------------------

 Select one. Once selected, the option cannot be changed.

 Option A                  Option B
          ---------------           ---------------

Default as defined in the Selling Agreement or determined by firm.
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4515 (7/04)                                                           APPVAAANY
                                                                      506